SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

August 9, 2002

Date of Report
(Date of earliest event reported)

THE RYLAND GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	001-08029 (Commission File Number)	52-0849948 (IRS Employer Identification No.)

24025 Park Sorrento, Suite 400, Calabasas, California 91302
(Address of Principal Executive Offices)                (ZIP Code)

Registrant’s telephone number, including area code: (818) 223-7500

(Former Name or Former Address, if Changed Since Last Report)

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 9. Regulation FD Disclosure.

     On August 9, 2002, both the Principal Executive Officer and Principal Financial Officer of The Ryland Group, Inc. submitted to the SEC sworn statements pursuant to Securities and Exchange Commission Order No. 4-460. A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE RYLAND GROUP, INC.

Date: August 9, 2002	By:	/s/ Timothy J. Geckle

Timothy J. Geckle Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Statement Under Oath of Principal Executive Officer dated August 5, 2002
99.2	Statement Under Oath of Principal Financial Officer dated August 2, 2002